SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 19, 2002

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

LCA-Vision Inc. issued a press release announcing that the Company will release 2002 second quarter financial results before market open on Friday, July 26, 2002.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

99.1  Press Release dated July 19, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: 7/22/02	By: /s/Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

Exhibit 99.1

Company Contacts:	Investor Relations Contacts:
LCA-Vision, Inc.	Cameron Associates
Stephen N. Joffe, Chairman and CEO	Kevin McGrath
Alan H. Buckey, CFO	212.245.4577
(513) 792-9292	Kevin@cameronassoc.com
www.lasikplus.com

FOR IMMEDIATE RELEASE

LCA-Vision to Hold Second Quarter Financial Results Conference Call

July 26, 2002

CINCINNATI—July 19, 2002--LCA-Vision Inc. (Nasdaq:LCAV), a leading provider of value-priced laser vision correction services across the U.S., today announced that the Company will release 2002 second quarter financial results before market open on Friday July 26, 2002. Stephen Joffe, Chairman and CEO, and Alan Buckey, Chief Financial Officer, will be hosting an investment-community conference call beginning at 10:00 a.m. Eastern Time on July 26, 2002 to discuss those results and to answer questions.

Individuals interested in listening to the conference call may do so by dialing 1-800-915-4836 toll free within the U.S., or 1-973-317-5319 for international callers. A telephone replay will be available for 48 hours by dialing 1-800-428-6051 toll-free within the U.S., or 1-973-709-2089 for international callers, and entering reservation number 252437.

Individual investors are invited to listen to the conference call over the Internet, by going to the "Investors" section of the Company's Website at www.LasikPlus.com, on www.streetevents.com, or on www.companyboardroom.com.  A replay will begin shortly after the call has ended and will be available for 30 days.

LCA-Vision owns and operates 31 LasikPlus laser vision correction facilities in the U.S., plus two centers in Canada and a joint venture in Europe.

For additional information, please visit the Company's Website at www.LasikPlus.com.